                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  August 11, 1994

                         Commission file number   1-41
                                                  ----


                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                  94-3019135
 -------------------------------          ------------------------------------
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)


    FOURTH AND JACKSON STREETS
       OAKLAND, CALIFORNIA                                 94660
- - ----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (510) 891-3000
                                                       --------------


                                 Not Applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

                                  SAFEWAY INC.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)    The following exhibits are filed as part of this Report:

                 12.1     Computation of Ratio of Earnings to Fixed Charges

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         SAFEWAY INC.
                                         REGISTRANT




Date:    August 11, 1994                 By:  /s/  F. J. Dale
                                              -------------------------------
                                              F. J. Dale
                                              Group Vice President
                                              Finance





                                       3